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                                                                   Exhibit 10.97

                  GLOBAL AMENDMENT NO. 1 TO SECURITY DOCUMENTS
                  --------------------------------------------

          This Global Amendment (this "Amendment") is entered into as of September 11, 1998 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC.,
 -------                                                ---
a Pennsylvania corporation ("Klearfold", and together with AGI each a "L/C
                             ---------                                  ---
Borrower" and collectively, the "L/C Borrowers"), KF-Delaware, Inc., a Delaware
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Corporation ("KFD"), KF-International, Inc., a United States Virgin Island
              ---
corporation ("KFI" and together with KFD  each a "Subsidiary Guarantor" and
              ---                                 ---------- ---------
collectively, the "Subsidiary Guarantors"), and Bank of America National Trust &
                   -----------------------
Savings Association, as agent for the Lenders (the "Agent"). Unless otherwise
                                                    -----
specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Existing Credit Agreement (as defined below).

                                   RECITALS
                                   --------

          WHEREAS, the Company, the L/C Borrowers (the Company and the L/C Borrowers each a "Credit Party" and collectively the "Credit Parties"), the
                  ------ -----                        ----------------
financial institutions from time to time party thereto and the Agent are party to that certain Credit Agreement dated as of March 12, 1998 (as amended through the date hereof, the "Existing Credit Agreement");
                      -------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI, Klearfold and the Agent entered into a Pledge Agreement - L/C Borrowers dated as of March 12, 1998 (the "Pledge Agreement-L/C Borrowers");
                                               --------------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI, Klearfold and the Agent entered into a Security Agreement
- L/C Borrowers dated as of March 12, 1998 (the "Security Agreement-L/C
                                                 ----------------------
Borrowers");
---------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFD, KFI and the Agent entered into a Pledge Agreement - Subsidiary Guarantors dated as of March 12, 1998 (the "Pledge Agreement-
                                                       ----------------
Subsidiary Guarantors"),
---------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFD, KFI and the Agent entered into a Security' Agreement - Subsidiary Guarantors dated as of March 12, 1998 (the "Security Agreement -
                                                       --------------------
Subsidiary Guarantors");
---------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, IMPAC Group, Inc. and the Agent have entered into a Security Agreement - Company, dated as of March 12. 1998 (the "Security Agreement -
                                                      --------------------
Company");
-------

          WHEREAS, in connection with the execution and delivery of the
Existing Credit Agreement, IMPAC Group, Inc. and the Agent entered into a Pledge Agreement - Company, dated as of March 12, 1998
("the Pledge Agreement - Company"); and together with the Pledge Agreement - L/C
  ------------------------------
Borrowers, Pledge Agreement - Subsidiary Guarantors each a "Pledge Agreement"
                                                            ----------------
and collectively, the "Pledge Agreements" and each Pledge Agreement together
                       -----------------
with the Security Agreement - L/C Borrowers, Security Agreement -

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Subsidiary Guarantors and Security Agreement - Company, each a "Security
                                                                --------
Document" and collectively, the "Security Documents";
--------                         ------------------

          WHEREAS, on July 7, 1998, the Credit Parties, the Agent and the Lenders entered into an Amended and Restated MultiCurrency Credit Agreement dated as of July 7, 1998 (the "Amended Credit Agreement"), amending and restating the Existing Credit Agreement upon the occurrence of the Initial Funding Date (as defined in the Amended Credit Agreement); and

          WHEREAS, in connection with the execution and delivery of the Amended Credit Agreement, the Credit Parties and the Agent entered into that certain Global Amendment No. 1 to Collateral Documents (the "Global Amendment") dated as
                                                     -----------------
of July 6, 1998;

          WHEREAS, as a condition to the Initial Funding Date under, and as defined in, the Amended Credit Agreement, the Credit Parties and the Subsidiary Guaranties are required to enter into this Amendment, which supersedes and replaces the Global Amendment as such applies to the Security Documents;

          NOW THEREFORE, in consideration of the benefits accruing to each Credit Party and each Subsidiary Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, each Subsidiary Guarantor and the Agent, for the benefit of itself and the Lenders, hereby agree as follows:

     1.  Amendment to Security Documents. Upon the "Effective Date" (as defined
         -------------------------------
below) Recital A of each of the Security Documents will be replaced in its entirety to read as follows:

          "Pursuant to the Credit Agreement, dated as of March 12, 1998, among the Company, AGI, Klearfold, the Lenders and the Agent, as amended and restated by that certain Amended and Restated MultiCurrency Credit Agreement dated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998 and as hereafter amended, modified or restated, the "Credit Agreement"), among the Company, AGI
                            ------ ---------
          Klearfold, the Agent and the Lenders party thereto, the Lenders have agreed to extend certain credit to the Company, AGI and Klearfold;"

     2.  Amendment to Pledge Agreements. Upon the "Effective Date" (as defined
         ------------------------------
below) each of the Pledge Agreements will be further amended as follows:

     (i) The definition of "Pledged Shares" in each Pledge Agreement shall be amended in its entirety to read as follows:

          "Pledged Shares" means, collectively, (i) with respect to a Domestic
           --------------
          Subsidiary, all of the issued and outstanding shares of capital stock at any time owned by the Pledge of such Domestic Subsidiary, (ii) with respect to a Foreign Subsidiary (other than an Included Foreign Subsidiary), all of the issued and outstanding shares of capital stock at any time owned by the Pledge of such Foreign Subsidiary; provided
                                                                      --------
          that the Pledge shall not be required to pledge hereunder (and the term "Pledged Shares" shall not include) more than 65% of the total
                --------------
          combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote (the "Excluded Shares") until such time as
                                            ---------------
          the Pledge is required to deliver such Excluded Shares to the Agent pursuant to Section 7.15 of the Credit Agreement, (iii) all of the
                      ------------
          issued and outstanding shares of capital stock at any time owned

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          by the pledge of any Included Foreign Subsidiary, which such shares shall be delivered pursuant to that certain Mortgage of Shares dated as of July 7, 1998, among IMPAC Group, Inc. and Bank of America National Trust and Savings Association, and (iv) each additional share of capital stock delivered, or to be delivered, to the Agent pursuant to Section 2(ii) hereof; provided however, notwithstanding anything in
             ------------          ----------------
          this definition to the contrary, the capital stock of Included Foreign Subsidiaries shall not be deemed Excluded Shares.

     (ii) The definition "Included Foreign Subsidiary" shall be added to each Pledge Agreement to read as follows:

          "Included Foreign Subsidiary" means each of IMPAC Europe Public
           ---------------------------
           Limited Company, Levelprompt Limited, Tinsley Robor PLC, Van de Steeg Packaging B.V., James Upton Holding B.V., James Upton B.V., James Upton-Swindon, Limited, James Upton Limited, Printing Resources Limited and Sonicon Limited., Tinsley Robor Audio and Computer Servicer Limited, Pinepoint Limited and James Upton GmbH.

     3.  Representations and Warranties. Each Credit Party and each Subsidiary
         ------------------------------
Guarantor hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Security Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     4.  Effective Date. This Amendment shall become effective as of the date
         --------------
first written above upon the date of the execution and delivery hereof by the Credit Parties, the Subsidiary Guarantors and the Agent; provided however;
                                                         ----------------
notwithstanding anything herein to the contrary, in the event that the Offer is not consummated pursuant to the terms of the Amended Credit Agreement then this Amendment shall be terminated and be of no further force and effect.

     5.  Reference to and Effect Upon the Security Documents.
         ---------------------------------------------------

          (a) Except as specifically amended above, each of the Security Documents and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any Security Document or

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

     any other Loan Document, nor constitute a waiver of any provision of any Security Document or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in any Security Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to such Security Document as amended hereby.

     6.  Costs and Expenses. Each Credit Party hereby affirms its obligation
         ------------------
under Section 11.04 of the Existing Credit Agreement to reimburse the Agent for
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all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

     7.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED
                                                                --------
THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER
FEDERAL LAW.

     8.  Headings. Section headings in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     9.  Counterparts. This Amendment may be executed in any number of
         ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [Signature Pages Follow]

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   IMPAC GROUP, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    AGI INCORPORATED


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KLEARFOLD, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KF-INTERNATIONAL, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer


                                    KF-DELAWARE, INC.


                                    By:   /s/ David C. Underwood
                                        --------------------------
                                    Name:  David C. Underwood
                                    Title: Chief Financial Officer

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

                                    BANK OF AMERICA NATIONAL TRUST
                                    & SAVINGS ASSOCIATION, as Agent

                                    KLEARFOLD, INC.


                                    By:   /s/ David A. Johnson
                                        --------------------------
                                    Name:  David A. Johnson
                                    Title: Vice President

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